UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2015

VIATAR CTC SOLUTIONS INC.

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-199619 (Commission File Number)	26-1581305 (IRS Employer Identification No.)

116 John Street, Suite 10, Lowell, Massachusetts (Address of principal executive offices)	01852 (Zip Code)

Registrant’s telephone number, including area code: (617) 299-6590

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ð	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
€	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

€	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
€	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 12, 2015, Viatar CTC Solutions Inc. issued a press release announcing its receipt of a Cavendish Global Health Innovation Award. A copy of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated November 12, 2015, issued by Viatar CTC Solutions Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIATAR CTC SOLUTIONS INC.

Dated: November 12, 2015
	By:	/s/ Ilan Reich
	Name:	Ilan Reich
	Title:	Chief Executive Officer and Chief Financial Officer

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